Exhibit 99.1

Apple reports first quarter results

All-time records for total company revenue and EPS

Services revenue reaches new all-time high

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2025 first quarter ended December 28, 2024. The Company posted quarterly revenue of $124.3 billion, up 4 percent year over year, and quarterly diluted earnings per share of $2.40, up 10 percent year over year.

“Today Apple is reporting our best quarter ever, with revenue of $124.3 billion, up 4 percent from a year ago,” said Tim Cook, Apple’s CEO. “We were thrilled to bring customers our best-ever lineup of products and services during the holiday season. Through the power of Apple silicon, we’re unlocking new possibilities for our users with Apple Intelligence, which makes apps and experiences even better and more personal. And we’re excited that Apple Intelligence will be available in even more languages this April.”

“Our record revenue and strong operating margins drove EPS to a new all-time record with double-digit growth and allowed us to return over $30 billion to shareholders,” said Kevan Parekh, Apple’s CFO. “We are also pleased that our installed base of active devices has reached a new all-time high across all products and geographic segments.”

Apple’s board of directors has declared a cash dividend of $0.25 per share of the Company’s common stock. The dividend is payable on February 13, 2025, to shareholders of record as of the close of business on February 10, 2025.

Apple will provide live streaming of its Q1 2025 financial results conference call beginning at 2:00 p.m. PT on January 30, 2025 at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about payment of the Company’s quarterly dividend and future business plans. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, geopolitical tensions, conflict, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, support, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, AirPods, Apple Watch, and Apple Vision Pro. Apple’s six software platforms — iOS, iPadOS, macOS, watchOS, visionOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, iCloud, and Apple TV+. Apple’s more than 150,000 employees are dedicated to making the best products on earth and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Suhasini Chandramouli
Apple
suhasini@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2025 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and per-share amounts)

	Three Months Ended
	December 28, 2024	December 30, 2023
Net sales:
Products	$97,960	$96,458
Services	26,340	23,117
Total net sales (1)	124,300	119,575
Cost of sales:
Products	59,447	58,440
Services	6,578	6,280
Total cost of sales	66,025	64,720
Gross margin	58,275	54,855

Operating expenses:
Research and development	8,268	7,696
Selling, general and administrative	7,175	6,786
Total operating expenses	15,443	14,482

Operating income	42,832	40,373
Other income/(expense), net	(248)	(50)
Income before provision for income taxes	42,584	40,323
Provision for income taxes	6,254	6,407
Net income	$36,330	$33,916

Earnings per share:
Basic	$2.41	$2.19
Diluted	$2.40	$2.18
Shares used in computing earnings per share:
Basic	15,081,724	15,509,763
Diluted	15,150,865	15,576,641

(1) Net sales by reportable segment:
Americas	$52,648	$50,430
Europe	33,861	30,397
Greater China	18,513	20,819
Japan	8,987	7,767
Rest of Asia Pacific	10,291	10,162
Total net sales	$124,300	$119,575

(1) Net sales by category:
iPhone	$69,138	$69,702
Mac	8,987	7,780
iPad	8,088	7,023
Wearables, Home and Accessories	11,747	11,953
Services	26,340	23,117
Total net sales	$124,300	$119,575

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and par value)

	December 28, 2024	September 28, 2024
ASSETS:
Current assets:
Cash and cash equivalents	$30,299	$29,943
Marketable securities	23,476	35,228
Accounts receivable, net	29,639	33,410
Vendor non-trade receivables	29,667	32,833
Inventories	6,911	7,286
Other current assets	13,248	14,287
Total current assets	133,240	152,987

Non-current assets:
Marketable securities	87,593	91,479
Property, plant and equipment, net	46,069	45,680
Other non-current assets	77,183	74,834
Total non-current assets	210,845	211,993
Total assets	$344,085	$364,980

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$61,910	$68,960
Other current liabilities	61,151	78,304
Deferred revenue	8,461	8,249
Commercial paper	1,995	9,967
Term debt	10,848	10,912
Total current liabilities	144,365	176,392

Non-current liabilities:
Term debt	83,956	85,750
Other non-current liabilities	49,006	45,888
Total non-current liabilities	132,962	131,638
Total liabilities	277,327	308,030

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 15,040,731 and 15,116,786 shares issued and outstanding, respectively	84,768	83,276
Accumulated deficit	(11,221)	(19,154)
Accumulated other comprehensive loss	(6,789)	(7,172)
Total shareholders’ equity	66,758	56,950
Total liabilities and shareholders’ equity	$344,085	$364,980

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Three Months Ended
	December 28, 2024	December 30, 2023
Cash, cash equivalents, and restricted cash and cash equivalents, beginning balances	$29,943	$30,737

Operating activities:
Net income	36,330	33,916
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	3,080	2,848
Share-based compensation expense	3,286	2,997
Other	(2,009)	(989)
Changes in operating assets and liabilities:
Accounts receivable, net	3,597	6,555
Vendor non-trade receivables	3,166	4,569
Inventories	215	(137)
Other current and non-current assets	939	(1,457)
Accounts payable	(6,671)	(4,542)
Other current and non-current liabilities	(11,998)	(3,865)
Cash generated by operating activities	29,935	39,895

Investing activities:
Purchases of marketable securities	(6,124)	(9,780)
Proceeds from maturities of marketable securities	15,967	13,046
Proceeds from sales of marketable securities	3,492	1,337
Payments for acquisition of property, plant and equipment	(2,940)	(2,392)
Other	(603)	(284)
Cash generated by investing activities	9,792	1,927

Financing activities:
Payments for taxes related to net share settlement of equity awards	(2,921)	(2,591)
Payments for dividends and dividend equivalents	(3,856)	(3,825)
Repurchases of common stock	(23,606)	(20,139)
Repayments of term debt	(1,009)	—
Repayments of commercial paper, net	(7,944)	(3,984)
Other	(35)	(46)
Cash used in financing activities	(39,371)	(30,585)

Increase in cash, cash equivalents, and restricted cash and cash equivalents	356	11,237
Cash, cash equivalents, and restricted cash and cash equivalents, ending balances	$30,299	$41,974

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$18,651	$7,255